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                                                                  Exhibit 23.1



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated January 14, 1998 included in 1-800 CONTACT, INC.'s prospectus dated February 10, 1998 filed pursuant to Rule 424(b)(4) and to all references to our Firm included in this Registration Statement.



ARTHUR ANDERSEN LLP

Salt Lake City, Utah
August 11, 1998